Estimated Future Amortization Expense of Other Intangible Assets (Detail) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
2020	$ 8.0
2021	8.0
2022	6.9
2023	5.2
2024	4.9
Thereafter	9.8
Other intangible assets, net	$ 42.8	$ 41.0